EXHIBIT 32.2

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Princeton Acquisitions, Inc. (the "Company") on Form 10-Q for the quarter ended March 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert Lazzeri, President, Chief Executive Officer, Chief Financial Officer and Director of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge,:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d),as applicable, of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:    May 15, 2009
                                    /s/ Robert Lazzeri
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                                    Robert Lazzeri
                                    President, Chief Executive Officer,
                                    Chief Financial Officer and Director